iShares® Trust

Statement of Additional Information

Dated December 1, 2010

 This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares Trust (the “Trust”), as such Prospectuses may be revised or supplemented from time to time:

Fund	Ticker	Stock Exchange
iShares S&P Conservative Allocation Fund	AOK	NYSE Arca
iShares S&P Moderate Allocation Fund	AOM	NYSE Arca
iShares S&P Growth Allocation Fund	AOR	NYSE Arca
iShares S&P Aggressive Allocation Fund	AOA	NYSE Arca
iShares S&P Target Date Retirement Income Index Fund	TGR	NYSE Arca
iShares S&P Target Date 2010 Index Fund	TZD	NYSE Arca
iShares S&P Target Date 2015 Index Fund	TZE	NYSE Arca
iShares S&P Target Date 2020 Index Fund	TZG	NYSE Arca
iShares S&P Target Date 2025 Index Fund	TZI	NYSE Arca
iShares S&P Target Date 2030 Index Fund	TZL	NYSE Arca
iShares S&P Target Date 2035 Index Fund	TZO	NYSE Arca
iShares S&P Target Date 2040 Index Fund	TZV	NYSE Arca

Each Fund invests substantially all of its assets in other iShares funds (each, an “Underlying Fund” and collectively, the “Underlying Funds”), that, in turn, invest in equities, bonds and/or short-term instruments. BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), a subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”), serves as investment adviser to the Funds and also serves as investment adviser to each of the Underlying Funds. References to the investments and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and risks of the related Underlying Funds.

The Prospectuses for the above listed funds are dated December 1, 2010 (each, a “Fund” and collectively, the “Funds”). Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (the “Distributor”) at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares® is a registered trademark of BTC.

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General Description of the Trust and its Funds

The Trust currently consists of more than 180 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
  iShares S&P Conservative Allocation Fund
  iShares S&P Moderate Allocation Fund
  iShares S&P Growth Allocation Fund
  iShares S&P Aggressive Allocation Fund
  iShares S&P Target Date Retirement Income Index Fund
  iShares S&P Target Date 2010 Index Fund
  iShares S&P Target Date 2015 Index Fund
  iShares S&P Target Date 2020 Index Fund
  iShares S&P Target Date 2025 Index Fund
  iShares S&P Target Date 2030 Index Fund
  iShares S&P Target Date 2035 Index Fund
  iShares S&P Target Date 2040 Index Fund
The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index” and collectively, the “Underlying Indexes”). Each Underlying Index is comprised of securities of other iShares funds (“Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index representing publicly-traded securities of issuers in a particular country, region, broad market, market segment, market sector or group of industries. Thus, each Fund invests in a combination of the Underlying Funds and may also invest in other exchange traded funds (“ETFs”), U.S. government securities, short-term paper futures contracts, options on futures contracts, options, cash and cash equivalents, including shares of money market funds advised by BFA. BFA is a wholly-owned subsidiary of BTC, which in turn is indirectly wholly-owned by BlackRock Inc.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the applicable Prospectus and in this SAI are listed for trading on national securities exchanges (the “Listing Exchange”) such as NYSE Arca, Inc. (“NYSE Arca”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 110%, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
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Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the applicable Listing Exchange and other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.
An IOPV has an equity and fixed-income securities component and a cash component. The equity and fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

Investment Strategies and Risks of the Funds

Each Fund seeks to achieve its objective by investing primarily in Underlying Funds that comprise its relevant Underlying Index and in securities not included in its Underlying Index that BFA believes will help each Fund track its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in their relevant Underlying Indexes. Each Fund generally invests at least 90% of its assets in securities of its Underlying Index.
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Diversification Status. The Funds are diversified. With respect to 75% of its total assets, a diversified fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended, (the “Internal Revenue Code”) and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement.
Investments in Underlying Funds and other Investment Companies. To implement its asset allocation strategy, each Fund invests its assets in a combination of Underlying Funds. Each Underlying Fund generally invests directly in portfolio securities. Each Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of possible delay in receiving collateral or in the recovery of the securities, or possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Funds.
Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.
Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. (“Moody’s”), “F-1” by Fitch Inc. (“Fitch”), or “A-1” by Standard & Poor’s® (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P®”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or
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forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. See Risks of the Underlying Funds below.

U.S. Government Obligations. The Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Bank (“FHLB”) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

In 2008, FNMA and FHLMC were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”). Under this conservatorship, the FHFA operates and manages the agencies, and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

Risks of the Underlying Funds

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds, and in some cases the Funds, may invest, strategies BFA may employ in pursuit of an Underlying Fund’s investment objective, and related risks.

Asset-Backed and Commercial Mortgage-Backed Securities. Certain of the Underlying Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed or commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Also see Mortgage Pass-Through Securities and Mortgage Securities below.

Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

Bonds. Certain of the Underlying Funds may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less

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current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Each Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds. Certain of the Underlying Funds may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Currency Transactions. The Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds’ assets that are denominated in a non-U.S. currency. An Underlying Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund’s return with the performance of its Underlying Index and may lower the Underlying Fund’s return. Each Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Underlying Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Dividend Risk. There is no guarantee that the issuer of the stocks held by an Underlying Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Equity Securities. Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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Futures and Options. Each Underlying Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in each Fund’s respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Underlying Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Underlying Fund will use futures or options for speculative purposes. Each Fund and Underlying Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund and Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Underlying Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Underlying Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Underlying Fund to maintain liquid assets. Generally, each Underlying Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Underlying Fund maintains liquid assets in an amount at least equal to each Underlying Fund’s daily marked-to-market obligation (i.e., each Underlying Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Underlying Fund may employ leverage to a greater extent than if each Underlying Fund set aside assets equal to the futures contracts’ full notional value. Each Underlying Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Illiquid Securities. Certain of the Underlying Funds may invest up to 15% of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, fixed time deposits that are subject to withdrawal penalties as to which an Underlying Fund cannot exercise a demand feature on less than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Inflation-Protected Obligations. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

Investment Companies. Each Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, an Underlying Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund’s total assets with respect to any one investment company, and (iii) 10% of the Underlying Fund’s
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total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BFA.

Investments in Underlying Funds. Each Underlying Fund is a type of investment company referred to as an ETF. Each Underlying Fund is designed to track a particular index and is advised by BFA. Shares of the Underlying Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying Funds from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an Underlying Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (ii) the value of the Underlying Fund’s underlying index is no longer calculated or available, or (iii) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying Fund from listing and trading upon termination of the Underlying Fund. Shares of each Underlying Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of each Underlying Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Underlying Fund’s holdings since the most recent calculation. The trading prices of an Underlying Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of an Underlying Fund’s shares may deviate significantly from NAV during periods of market volatility. Any of these factors may lead to an Underlying Fund’s shares trading at a premium or discount to NAV. Exchange prices are not expected to correlate exactly with an Underlying Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to an Underlying Fund’s creations and redemptions or the existence of extreme market volatility may result in trading prices of Underlying Fund shares that differ significantly from NAV. If the Funds purchases shares of Underlying Funds at a time when the market price of an Underlying Fund shares is at a premium to the NAV or sells at a time when the market price of an Underlying Fund is at a discount to the NAV, then the Funds may sustain losses.

As in the case of other publicly-traded securities, brokers’ commissions on buying or selling shares of Underlying Funds will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. However, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities. Each Underlying Fund may lend portfolio securities in the same manner as the Funds, as described above.

Mortgage Pass-Through Securities. Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the GNMA, or by one of several U.S. government-sponsored enterprises, such as the FNMA, FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of

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multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BFA will monitor the creditworthiness of such counterparties. The use of “TBA rolls” may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Funds maintain liquid assets in connection with TBA transactions.

Mortgage Securities. Certain of the Underlying Funds may invest in mortgage securities. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes
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in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Non-Diversification Risk. Certain of the Underlying Funds may be classified as “non-diversified.” This means that the Underlying Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Underlying Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities and Emerging Markets Securities. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets have specific geographical risks such as a heightened likelihood of earthquakes, tsunamis, or volcanoes. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.
Certain of the Underlying Funds may purchase publicly-traded common stocks of non-U.S. issuers. To the extent an Underlying Fund invests in securities of non-U.S. issuers, the Underlying Fund’s investment in such securities may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European
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securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Obligations of Foreign Governments, Supranational Entities and Banks. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Underlying Funds may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Certain of the Underlying Funds may invest a portion of their total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.
Emerging Markets. Some non-U.S. markets in which certain of the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

Each Underlying Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, an Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures

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contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate an Underlying Fund’s existing position in the contract.

Ratings. An investment-grade rating means the security or issuer is rated investment-grade by Moody’s®, S&P®, Fitch, Dominion Bond Rating Service Limited (“Dominion”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Bonds rated Baa by Moody’s, BBBL by Dominion or BBB by S&P and Fitch or above are considered “investment-grade” securities; bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments.

Subsequent to purchase by the applicable Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower-rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody’s, S&P, Fitch and Dominion.

Repurchase Agreements. Each Underlying Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., an Underlying Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two NRSROs, or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that an Underlying Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for an Underlying Fund that utilizes them. Such risks are not unique to the Underlying Funds, but are inherent in repurchase agreements. The Underlying Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Underlying Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.
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Reverse Repurchase Agreements. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Underlying Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Underlying Fund’s assets. An Underlying Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Underlying Fund may invest in variable rate demand notes and obligations, and tender option bonds, which may be considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Investing in Non-U.S. Debt Securities. Certain of the Underlying Funds may invest in non-U.S. debt securities. An investment in these Underlying Funds involves risks similar to those of investing in a portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Underlying Funds. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in an Underlying Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Securities Lending Risk. Each Underlying Fund may engage in securities lending. Securities lending involves the risk that an Underlying Fund may lose money because the borrower fails to return the securities in a timely manner or at all. The Underlying Funds could also lose money in the event of a decline in the value of the collateral provided for loaned securities or the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Underlying Funds.

Short-Term Instruments. Each Underlying Fund may invest in short-term instruments in the same manner as the Funds, as described above.

Swap Agreements. Each Underlying Fund may engage in swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Underlying Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of an Underlying Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Underlying Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

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Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. Government Obligations. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Funds, as described above.

Future Developments. The board of each Underlying Fund may, in the future, authorize each Underlying Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Underlying Fund’s investment objective and do not violate any investment restrictions or policies.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
  Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
  Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

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Information with respect to how BFA voted proxies relating to the Funds’ portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds’ website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, each Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds’ current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

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The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes

Descriptions of the Underlying Indexes are provided below.

The S&P Target Risk Indexes
Index Construction

S&P Target Risk Indexes follow a two step construction process:

1.	Each year, S&P estimates the value-weighted market portfolio, which represents a large proportion of globally traded stocks and bonds. To estimate the market portfolio, S&P identifies a group of underlying benchmarks representing asset classes S&P has determined should be included in the market portfolio. As of September 30, 2010, the market portfolio is a value-weighted combination of the following benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, S&P Developed ex-U.S. Index, S&P Emerging Markets BMI Index, S&P REITs Index, Barclays Aggregate Bond Index, Barclays Short Treasury Bond Index, and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) Index.
2.	S&P applies shortfall risk constraints to the estimated “market portfolio” for each target risk index to derive the final asset allocation of each index respectively. Each shortfall risk constraint is an estimation of the probability of attaining returns below a certain risk threshold. While S&P’s model is intended to constrain risk, actual losses may significantly exceed the target risk threshold. The shortfall risk constraints and target risk thresholds that S&P derived for each target risk index for 2010 are as follows:

	Conservative	Moderate	Growth	Aggressive
Target Risk Threshold	-18%	-21%	-25%	-29%
Probability of Shortfall Risk	15%	18%	21%	25%

Eligible Securities. Each Target Risk Index is comprised exclusively of iShares ETFs. To be eligible for inclusion in an index, an ETF must track a benchmark that is broadly representative of a major asset class and be registered as an investment company under the 1940 Act. As of September 30, 2010, the universe of eligible asset classes and the instruments used to represent each ETF are:

Asset Class	iShares ETF
US Large Cap	iShares S&P 500 Index Fund
US Mid Cap	iShares S&P MidCap 400 Index Fund
US Small Cap	iShares S&P SmallCap 600 Index Fund
International Equities	iShares MSCI EAFE Index Fund
Emerging Markets	iShares MSCI Emerging Markets Index Fund
US REITs	iShares Cohen & Steers Realty Majors Index Fund
Core Fixed Income	iShares Barclays Aggregate Bond Fund
Short Term Treasuries	iShares Barclays Short Treasury Bond Fund
TIPS	iShares Barclays TIPS Bond Fund
S&P Target Risk Conservative Index Description (currently, 9 constituent ETFs): The S&P Target Risk Conservative Index is designed to measure the performance of an investment allocation strategy which seeks to emphasize exposure to fixed income, while maintaining smaller equity exposure, in order to produce current income and avoid excessive volatility of returns. S&P determines the underlying index allocation by targeting a mix of securities which could be expected to decrease in value by more than 9% per year with a probability of no more than 15%; as estimated by S&P using a proprietary short-fall risk forecasting methodology.

S&P Target Risk Moderate Index Description (currently, 9 constituent ETFs): The S&P Target Risk Moderate Index is designed to measure the performance of an investment allocation strategy which seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to increase opportunity for capital

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growth. S&P determines the underlying index allocation by targeting a mix of securities which could be expected to decrease in value by more than 12% per year with a probability of no more than 18%; as estimated by S&P using a proprietary short-fall risk forecasting methodology.

S&P Target Risk Growth Index Description (currently, 9 constituent ETFs):The S&P Target Risk Growth Index is designed to measure the performance of an investment allocation strategy which seeks to provide exposure to equity securities, while also allocating a portion of exposure to fixed income in an effort to potentially dampen the volatility associated with the returns of equities. S&P determines the underlying index allocation by targeting a mix of securities which could be expected to decrease in value by more than 16% per year with a probability of no more than 21%; as estimated by S&P using a proprietary short-fall risk forecasting methodology.

S&P Target Risk Aggressive Index Description (currently, 7 constituent ETFs): The S&P Target Risk Aggressive Index is designed to measure the performance of an investment allocation strategy which seeks to provide significant exposure to equities, while also allocating a smaller portion of exposure to fixed income securities in order to increase opportunity for long-term capital growth. S&P determines the underlying index allocation by targeting a mix of securities which could be expected to decrease in value by more than 20% per year with a probability of no more than 24%; as estimated by S&P using a proprietary short-fall risk forecasting methodology.

Index Changes. Index constituents are not expected to change between rebalancing periods. If, for any reason beyond S&P’s control, a constituent is discontinued or substantially changed in terms of its investment mandate, the S&P Index Committee may elect to discontinue representation of the affected asset class within the index or designate a successor fund.

Additions. ETFs may be added to each index to improve its overall representation or investability, such additions being undertaken during a rebalancing period. Other additions, such as those made to replace deleted constituents, may be undertaken in between rebalancing intervals at S&P’s discretion.

Deletions. An ETF may be removed from each index, at S&P’s discretion, if it fails to offer acceptable tracking of its benchmark, for any other reason ceases to function as a reasonable proxy for its benchmark, or in the event of a material event that impairs the operating ability of a fund or its management company.

Rebalancing. Each index is rebalanced annually on the last business day in January of every year, with reference data as of the last business day in December of the prior year.

The S&P Target Date Indexes
Index Construction

The S&P Target Date Index Series is designed to provide exposure to a diversified array of financial assets, as well as to the investment opportunity generally available in target date funds. Each year, S&P conducts a survey of target date funds and combines the raw survey data to derive an allocation strategy for each of its target date indexes. S&P develops the allocation strategy for each target date index using a two-tiered process. The first tier of S&P’s process is to identify and establish exposure levels for asset classes represented by the universe of target date funds. The first tier of the process is as follows:

1.	S&P identifies target date funds from Morningstar or Lipper databases and sorts funds by asset size. Funds not meeting the minimum asset threshold of $50 million are removed. If a target date category has less than 15 funds meeting the minimum size threshold, the next smallest funds are used until the universe of funds reaches 15.
2.	The latest quarterly holdings filing (Form N-Q) available at SEC’s EDGAR web site are drawn from target date funds which meet the minimum size threshold.
3.	Asset class exposures are derived from the eligible fund holdings for each target date category and are aggregated to establish exposures for each S&P Target Date Index.

The second tier of S&P’s process in identifying an allocation strategy for each of its target date indexes is to determine ETF allocation weights for each index that broadly correspond to the asset class exposures identified in its survey process, by applying the following methods and rules:

1.	Each constituent asset class in the index must be employed by at least 25% of target date fund sponsors in one or more of their respective funds.

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2.	For each target date peer group, asset class values either below the 10th percentile or above the 90th percentile of raw values are replaced with the value corresponding to the 10th percentile or the 90th percentile, respectively. This mitigates outlier effects without diminishing the number of survey data points.
3.	From the results of step 2, means values of at least 1% are then proportionately adjusted to create final weights that sum to 100% for each target date index.
4.	In order to smooth variations in asset class allocations between target dates, a curve is fitted to the preliminary weight values for each asset class across target dates. Weights must be 0% or greater than or equal to 1%, and they must sum to 100%. Allocations along the fitted curve for each asset class and target date are designated as final index weights.

Eligible Securities.Each S&P Target Date index is comprised exclusively of iShares ETFs. To be eligible for inclusion in an index, an ETF must track a benchmark that is broadly representative of a major asset class and be registered as an investment company under the 1940 Act. As of September 30, 2010, the universe of eligible asset classes and the instruments used to represent each ETF are:

Asset Class	iShares ETF
U.S. Large Cap	iShares S&P 500 Index Fund
U.S. Mid Cap	iShares S&P MidCap 400 Index Fund
U.S. Small Cap	iShares S&P SmallCap 600 Index Fund
International Equities	iShares MSCI EAFE Index Fund
Emerging Markets	iShares MSCI Emerging Markets Index Fund
US REITs	iShares Cohen & Steers Realty Majors Index Fund
Core Fixed Income	iShares Barclays Aggregate Bond Fund
Short Term Treasuries	iShares Barclays Short Treasury Bond Fund
TIPS	iShares Barclays TIPS Bond Fund

Index Descriptions:

S&P Target Date Retirement Income Index (currently, 9 constituent ETFs): The S&P Target Date Retirement Income Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors nearing or already in retirement.

S&P Target Date 2010 Index (currently, 9 constituent ETFs): The S&P Target Date 2010 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2010 retirement horizon.

S&P Target Date 2015 Index (currently, 9 constituent ETFs): The S&P Target Date 2015 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2015 retirement horizon.

S&P Target Date 2020 Index (currently, 9 constituent ETFs): The S&P Target Date 2020 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2020 retirement horizon.

S&P Target Date 2025 Index (currently, 9 constituent ETFs): The S&P Target Date 2025 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2025 retirement horizon.

S&P Target Date 2030 Index (currently, 9 constituent ETFs): The S&P Target Date 2030 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2030 retirement horizon.

S&P Target Date 2035 Index (currently, 9 constituent ETFs): The S&P Target Date 2035 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2035 retirement horizon.

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S&P Target Date 2040 Index (currently, 8 constituent ETFs): The S&P Target Date 2040 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors targeting an approximate 2040 retirement horizon.

Index Changes. Index constituents are not expected to change between rebalancing periods. If, for any reason beyond S&P’s control, a constituent is discontinued or substantially changed in terms of its investment mandate, the S&P Index Committee may elect to discontinue representation of the affected asset class within the index or designate a successor fund.

Additions. ETFs may be added to each index to improve its overall representation or investability, such additions being undertaken during a rebalancing period. Other additions, such as those made to replace deleted constituents, may be undertaken in between rebalancing intervals at S&P’s discretion.

Deletions. An ETF may be removed from each index, at S&P’s discretion, if it fails to offer acceptable tracking of its benchmark, for any other reason ceases to function as a reasonable proxy for its benchmark, or in the event of a material event that impairs the operating ability of a fund or its management company.

Rebalancing. Each index is rebalanced annually on May 30th of every year, with reference data as of April 30th of the prior year.

Investment Limitations

Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

Fundamental Investment Restrictions of the Funds. The Funds have adopted the following investment restrictions as fundamental policies. The Funds may not:

1.	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of a Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities.
2.	Purchase the securities of any single issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or a Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.
3.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
4.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act, in disposing of portfolio securities.

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7.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).
8.	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (2) above, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund’s securities that may be loaned to one-third of the value of its total assets.

Non-Fundamental Investment Restrictions of the Funds. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies:

1.	Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Fund;
2.	Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;
3.	Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily;
4.	Each Fund may not purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes to the extent permitted under the 1940 Act; and
5.	In accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities based on its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons (as defined in the 1940 Act) are referred to as Independent Trustees.

The Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., Master Investment Portfolio and BlackRock Funds III (formerly, Barclays Global Investors Funds), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director of iShares, Inc. and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 215 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (53)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); Chairman, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Michael Latham[2] (45)	Trustee (since 2010); President (since 2007).	Global Chief Executive Officer of iShares, BTC (since 2010); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
George G.C. Parker (71)	Trustee (since 2000); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares, Inc. (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Continental Airlines, Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).
John E. Martinez (49)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (61)	Trustee (since 2005).	Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School; Chair of Investment Committee, Archdiocese of San Francisco (1994-2005).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (34 portfolios) (since 2009).
Charles A. Hurty (67)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (55)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Robert H. Silver (55)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000-2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Darrell Duffie (56)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since 2008); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Moody’s Corporation (since 2008).
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Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Geoffrey D. Flynn (53)	Executive Vice President and Chief Operating Officer (since 2008).	Managing Director, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2007-2009); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).
Jack Gee (51)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).
Eilleen M. Clavere (58)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Ira P. Shapiro (47)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).
Amy Schioldager (48)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Patrick O’Connor (43)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).
Lee Sterne (45)	Vice President (since 2007).	Managing Director, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Matt Tucker (38)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Robert Kapito has been a Trustee of the Trust since 2009. Mr. Kapito has served as a Director of iShares, Inc. since 2009, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions®. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also Chairman of the Hope & Heroes Children’s Cancer Fund, since 2002, and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Trustee of the Trust since 2010 and President of the Trust since 2007. Mr. Latham served as Principal Financial Officer of the Trust from 2002 until 2007. Mr. Latham has served as a Director of iShares, Inc. since 2010, President of iShares, Inc. since 2007, Principal Financial Officer of iShares, Inc. from 2002 until 2007, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and President of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Latham is the global head of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in April 2009 and July 2010, he was head of BlackRock’s iShares exchange-traded fund business for the U.S. and Canada and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Trustee of the Trust since 2000 and Chairman of the Trust’s Board since 2010. Mr. Parker served as Lead Independent Trustee of the Trust from 2006 until 2010 and Chairman of the Nominating and Governance Committee for the Trust from 2002 until 2010. Mr. Parker has served as a Director of iShares, Inc. since 2002, Chairman of iShares, Inc.’s Board since 2010, Lead Independent Director of iShares, Inc. from 2006 until 2010, Chairman of the Nominating and Governance Committee for iShares, Inc. from 2002 until 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of iShares MSCI Russia Capped Index Fund, Inc.’s Board since 2010. Mr. Parker also serves as Director on five other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at the School. Mr. Parker’s teaching and research

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interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds an MBA and Ph.D. degree from the Stanford Business School.

John E. Martinez has been a Trustee of the Trust since 2003. Mr. Martinez has served as a Director of iShares, Inc. since 2003 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Since 2007, Mr. Martinez also serves as the Chairman of the Independent Review Committee for the Canadian iShares Funds. This committee provides guidance and oversight of potential conflicts of interest between the mutual fund advisor and shareholders. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB in economics from The University of California, Berkeley and holds an MBA in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Trustee of the Trust since 2005. Ms. Herbert has served as a Director of iShares, Inc. since 2005 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. She is President of the Board of the Catholic Charities CYO, among the Bay Area’s largest, private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1991, which she chaired from 1994 to 2006. She is a Trustee of the Thacher School, since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director since 2010 and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Charles A. Hurty has been a Trustee of the Trust since 2005 and Chairman of the Audit Committee of the Trust since 2006. Mr. Hurty has served as a Director of iShares, Inc. since 2005, Chairman of the Audit Committee of iShares, Inc. since 2006, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Audit Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS in accounting from University of Kansas.

John E. Kerrigan has been a Trustee of the Trust since 2005 and Chairman of the Nominating and Governance Committee of the Trust since 2010. Mr. Kerrigan has served as a Director of iShares, Inc. since 2005, Chairman of the Nominating and Governance Committee of iShares, Inc. since 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Nominating and Governance Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co, including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA from Boston College and is a Chartered Financial Analyst.

Robert H. Silver has been a Trustee of the Trust since 2007. Mr. Silver has served as a Director of iShares, Inc. since 2007 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation (“DTCC”) and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater

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New York and chairs its Fund Development Committee, since 2001, and Co-Founder and Vice President of Parentgiving Inc., since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS in business administration from the University of North Carolina.

Darrell Duffie has been a Trustee of the Trust since 2008. Mr. Duffie has served as a Director of iShares, Inc. since 2008 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Duffie is the Dean Witter Distinguished Professor of Finance at Stanford Business School, where he has been a faculty member since 1984. In addition, Mr. Duffie serves as a director of Moody’s Corporation, since 2008, is on the Board of Directors of the Pacific Institute of Mathematical Sciences, and sits on numerous other scholarly boards. Mr. Duffie is a member of the Governing Board of the International Association of Financial Engineers and of the Financial Advisory Roundtable of the New York Federal Reserve Bank. He is a member of the Executive Committee of the American Finance Association, of which he was the President in 2009. Mr. Duffie, a Fellow of the American Academy of Arts and Sciences, has a BS in engineering from the University of New Brunswick, a Master of Economics from the University of New England and a Ph.D. in Engineering Economic Systems from Stanford University.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Committees of the Board of Trustees. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust (“Independent Trustee”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. Mr. Martinez was not a member of these committees prior to August 13, 2009. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent
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accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended July 31, 2010.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met six times during the fiscal year ended July 31, 2010.

The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee[1]	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert Kapito	None	None	None

John E. Martinez	iShares Barclays 7-10 Year Treasury Bond Fund	Over $100,000	Over $100,000
	iShares Barclays Short Treasury Bond Fund	Over $100,000
	iShares Barclays TIPS Bond Fund	Over $100,000
	iShares MSCI All Country Asia ex Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	Over $100,000

George G.C. Parker	iShares Barclays 1-3 Year Treasury Bond Fund	$1-$10,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
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Name of Trustee[1]	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	$50,001-$100,000
	iShares S&P 100 Index Fund	Over $100,000
	iShares S&P 500 Growth Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000
	iShares S&P Global 100 Index Fund	$10,001-$50,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond fund	$10,001-$50,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Barclays TIPS Bond Fund	$10,001-$50,000
	iShares FTSE/Xinhua China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Emerging Markets Index Fund	$50,001-$100,000
	iShares MSCI Pacific ex-Japan Index Fund	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$50,001-$100,000
	iShares S&P MidCap 400 Index Fund	$10,001-$50,000

Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares FTSE/Xinhua China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P Global Energy Sector Fund	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	Over $100,000

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Name of Trustee[1]	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert H. Silver	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays 1-3 Year Treasury Bond Fund	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$50,001-$100,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI ACWI ex US Index Fund	Over $100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Growth Index Fund	$50,001-$100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Growth Index Fund	$10,001-$50,000
	iShares Russell 2000 Value Index Fund	$10,001-$50,000
	iShares Russell 3000 Index Fund	$50,001-$100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000
	iShares S&P/Citigroup International Treasury Bond Fund	$1-$10,000

Darrell Duffie	None	None	None

[1]	Beneficial ownership is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor. Remuneration of Trustees. For the calendar year ended December 31, 2009, the Trust paid each Independent Trustee $127,500 for meetings of the Board attended by the Trustee; the Trust also paid Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Trustee. For the calendar year ended December 31, 2009, John Martinez, John Kerrigan and Cecilia Herbert were also each entitled to $17,500 for his or her service on a committee of the Board that considered matters relating to securities lending, and $5,878 for his or her service as a director of a subsidiary of the Trust. Effective January 1, 2010, the Trust pays each Independent Trustee $110,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Trustee (now, Independent Chairman). Effective January 1, 2010, John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 for his or her service as a director of a
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subsidiary of the Trust. Effective April 30, 2010, the Trust pays John Kerrigan an annual fee of $7,500 for service as the Chairperson of the Board’s Nominating and Governance Committee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2009:

Name of Interested Trustee[1,2]	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses[3]	Estimated Annual Benefits Upon Retirement[3]	Total Compensation From the Funds and Fund Complex[4]
Robert S. Kapito	$0	Not Applicable	Not Applicable	$0

[1]	Compensation is not shown for Michael Latham because he was appointed to serve as Trustee of the Trust effective May 1, 2010.
[2]	Robert S. Kapito was not compensated by the Trust due to his employment with BTC during the time period reflected in the table.
[3]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[4]	Includes compensation for service on the Board of Directors of iShares, Inc.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2009:

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses[1]	Estimated Annual Benefits Upon Retirement[1]	Total Compensation From the Funds and Fund Complex[2]
George G.C. Parker	$152,500	Not Applicable	Not Applicable	$305,000
John E. Kerrigan	150,878	Not Applicable	Not Applicable	295,878
Charles A. Hurty	147,500	Not Applicable	Not Applicable	295,000
Cecilia H. Herbert	150,878	Not Applicable	Not Applicable	295,878
Robert H. Silver	127,500	Not Applicable	Not Applicable	255,000
Darrell Duffie	127,500	Not Applicable	Not Applicable	255,000
John E. Martinez	150,878	Not Applicable	Not Applicable	295,878

[1]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[2]	Includes compensation for service on the Board of Directors of iShares, Inc.

Control Persons and Principal Holders of Securities.

The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds’ outstanding shares as of October 31, 2010.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of October 31, 2010, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares S&P Conservative Allocation Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	20.89%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.86%
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Fund	Name	Percentage of Ownership
	Barclays Capital Inc. 70 Hudson Street Jersey City, NJ 07302	9.92%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.92%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.72%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.55%

iShares S&P Moderate Allocation Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	19.10%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.68%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	10.42%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	9.38%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.61%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.44%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.08%

iShares S&P Growth Allocation Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	22.61%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.02%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.65%
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Fund	Name	Percentage of Ownership
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.08%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.02%

iShares S&P Aggressive Allocation Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	19.69%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.19%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	10.66%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.92%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	6.01%

iShares S&P Target Date Retirement Income Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	20.85%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	20.25%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	16.68%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.40%

iShares S&P Target Date 2010 Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	34.38%
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Fund	Name	Percentage of Ownership
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	18.27%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	17.30%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.05%

iShares S&P Target Date 2015 Index Fund	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	21.61%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	14.39%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	13.79%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.36%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	8.32%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.65%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.64%

iShares S&P Target Date 2020 Index Fund	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	20.69%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	12.92%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	11.47%
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Fund	Name	Percentage of Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.94%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.79%
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	6.39%

iShares S&P Target Date 2025 Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	26.35%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.75%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	11.73%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	7.96%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.90%

iShares S&P Target Date 2030 Index Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	28.11%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	12.38%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	11.35%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.95%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.68%

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Fund	Name	Percentage of Ownership
iShares S&P Target Date 2035 Index Fund	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	30.09%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.55%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.27%
	E*Trade Clearing LLC 10911 White Rock Road Rancho Cordova, CA 95670	7.13%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.65%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.59%

iShares S&P Target Date 2040 Index Fund	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	16.93%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	12.91%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.61%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.54%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.14%
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.89%
	E*Trade Clearing LLC 10911 White Rock Road Rancho Cordova, CA 95670	5.83%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.14%
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Potential Conflicts of Interest.Bank of America Corporation (“BAC”), through its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”)(BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation, which, through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

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BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

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One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment

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decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

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BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Funds’ Board. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of

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which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

For its investment management services to each Fund, BFA received a management fee at the annual rates (as a percentage of such Fund’s average net assets) set forth below for the fiscal year ended July 31, 2010. BFA has entered into a Fee Waiver Agreement with the Trust, under which BFA agrees to waive a portion of the management fee that it is entitled to receive from each Fund in an amount equal to 0.14%. The Fee Waiver Agreement remains in effect until June 30, 2012. After giving effect to the fee waiver, BFA will receive a management fee based on a percentage of each Fund’s average daily net assets, at the annual rate of 0.11%.

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The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:

Fund	Management Fee for the Fiscal Year Ended July 31, 2010	Fund Inception Date	Management Fees Paid for Fiscal Year Ended July 31, 2010	Management Fees Paid for Fiscal Year Ended July 31, 2009	Management Fees Paid for Fiscal Year Ended July 31, 2008
iShares S&P Conservative Allocation Fund	0.25%	11/4/08	$ 66,793	$10,369	N/A
iShares S&P Moderate Allocation Fund	0.25%	11/4/08	101,565	16,905	N/A
iShares S&P Growth Allocation Fund	0.25%	11/4/08	112,712	25,997	N/A
iShares S&P Aggressive Allocation Fund	0.25%	11/4/08	85,567	22,581	N/A
iShares S&P Target Date Retirement Income Index Fund	0.25%	11/4/08	10,444	4,656	N/A
iShares S&P Target Date 2010 Index Fund	0.25%	11/4/08	8,038	4,622	N/A
iShares S&P Target Date 2015 Index Fund	0.25%	11/4/08	11,074	4,566	N/A
iShares S&P Target Date 2020 Index Fund	0.25%	11/4/08	15,500	4,511	N/A
iShares S&P Target Date 2025 Index Fund	0.25%	11/4/08	15,205	8,946	N/A
iShares S&P Target Date 2030 Index Fund	0.25%	11/4/08	15,374	5,543	N/A
iShares S&P Target Date 2035 Index Fund	0.25%	11/4/08	7,882	4,366	N/A
iShares S&P Target Date 2040 Index Fund	0.25%	11/4/08	13,797	4,338	N/A

For the fiscal years shown below, BFA waived the following management fees with respect to the Funds:

Fund	Fees Waived for Fiscal Year Ended July 31, 2010	Fees Waived for Fiscal Year Ended July 31, 2009	Fees Waived for Fiscal Year Ended July 31, 2008
iShares S&P Conservative Allocation Fund	$ 37,404	$5,807	N/A
iShares S&P Moderate Allocation Fund	56,876	9,467	N/A
iShares S&P Growth Allocation Fund	63,118	14,558	N/A
iShares S&P Aggressive Allocation Fund	47,917	12,646	N/A
iShares S&P Target Date Retirement Income Index Fund	5,849	2,608	N/A
iShares S&P Target Date 2010 Index Fund	4,501	2,588	N/A
iShares S&P Target Date 2015 Index Fund	6,202	2,557	N/A
iShares S&P Target Date 2020 Index Fund	8,680	2,526	N/A
iShares S&P Target Date 2025 Index Fund	8,515	5,010	N/A
iShares S&P Target Date 2030 Index Fund	8,609	3,104	N/A
iShares S&P Target Date 2035 Index Fund	4,414	2,445	N/A
iShares S&P Target Date 2040 Index Fund	7,726	2,429	N/A

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

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BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

Underlying Funds. BFA serves as investment adviser to each of the Underlying Funds. Each Fund, as a shareholder of the Underlying Funds, bears a pro rata share of the Underlying Funds’ advisory fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of July 31, 2010, but BFA may add, eliminate or replace Underlying Funds at any time.

Underlying Fund	Advisory Fee
iShares S&P 500 Index Fund	0.09%
iShares S&P MidCap 400 Index Fund	0.20%
iShares S&P SmallCap 600 Index Fund	0.20%
iShares Cohen & Steers Realty Majors Index Fund	0.35%
iShares MSCI EAFE Index Fund	0.35%(1)
iShares MSCI Emerging Markets Index Fund	0.72%(2)
iShares Barclays Aggregate Bond Fund	0.20%
iShares Barclays Short Treasury Bond Fund	0.15%
iShares Barclays TIPS Bond Fund	0.20%

(1)	For its investment advisory services to the iShares MSCI EAFE Index Fund, BFA is entitled to receive a management fee from the fund corresponding to each Fund’s allocable portion of an aggregate management fee based on the average daily net assets of the following iShares funds: iShares MSCI ACWI Index Fund, iShares MSCI ACWI ex US Index Fund and iShares MSCI EAFE Index Fund. The aggregate management fee is calculated as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion.
(2)	For its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BFA is entitled to receive a management fee from the fund corresponding to each Fund’s allocable portion of an aggregate management fee based on the average daily net assets of the following iShares Funds: iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Index Fund and iShares MSCI Emerging Markets Materials Sector Index Fund. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.
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Portfolio Managers. As of July 31, 2010, the individuals named as Portfolio Managers in the Funds’ Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:
Rene Casis
Types of Accounts	Number	Total Assets
Registered Investment Companies	32	$52,344,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	8	$607,600
Accounts with Incentive-Based Fee Arrangements	0	N/A
Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	164	$292,585,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	9	$919,790,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	164	$292,585,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	10	$919,868,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
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Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2010:
Rene Casis
Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A
Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A
Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A
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The discussion below describes the Portfolio Managers’ compensation as of July 31, 2010.

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of July 31, 2010, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

Rene Casis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P Conservative Allocation Fund	X
iShares S&P Moderate Allocation Fund	X
iShares S&P Growth Allocation Fund	X
iShares S&P Aggressive Allocation Fund	X
iShares S&P Target Date Retirement Income Index Fund	X
iShares S&P Target Date 2010 Index Fund	X
iShares S&P Target Date 2015 Index Fund	X
iShares S&P Target Date 2020 Index Fund	X
iShares S&P Target Date 2025 Index Fund	X
iShares S&P Target Date 2030 Index Fund	X
iShares S&P Target Date 2035 Index Fund	X
iShares S&P Target Date 2040 Index Fund	X
Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P Conservative Allocation Fund	X
iShares S&P Moderate Allocation Fund	X
iShares S&P Growth Allocation Fund	X
iShares S&P Aggressive Allocation Fund	X
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Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P Target Date Retirement Income Index Fund	X
iShares S&P Target Date 2010 Index Fund	X
iShares S&P Target Date 2015 Index Fund	X
iShares S&P Target Date 2020 Index Fund	X
iShares S&P Target Date 2025 Index Fund	X
iShares S&P Target Date 2030 Index Fund	X
iShares S&P Target Date 2035 Index Fund	X
iShares S&P Target Date 2040 Index Fund	X
Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares S&P Conservative Allocation Fund	X
iShares S&P Moderate Allocation Fund	X
iShares S&P Growth Allocation Fund	X
iShares S&P Aggressive Allocation Fund	X
iShares S&P Target Date Retirement Income Index Fund	X
iShares S&P Target Date 2010 Index Fund	X
iShares S&P Target Date 2015 Index Fund	X
iShares S&P Target Date 2020 Index Fund	X
iShares S&P Target Date 2025 Index Fund	X
iShares S&P Target Date 2030 Index Fund	X
iShares S&P Target Date 2035 Index Fund	X
iShares S&P Target Date 2040 Index Fund	X

Codes of Ethics. The Trust, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant

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to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2010	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2009	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2008
iShares S&P Conservative Allocation Fund	11/04/08	$ 1,850	$908	N/A
iShares S&P Moderate Allocation Fund	11/04/08	2,716	1,087	N/A
iShares S&P Growth Allocation Fund	11/04/08	2,866	1,281	N/A
iShares S&P Aggressive Allocation Fund	11/04/08	2,491	1,104	N/A
iShares S&P Target Date Retirement Income Index Fund	11/04/08	887	741	N/A
iShares S&P Target Date 2010 Index Fund	11/04/08	1,085	892	N/A
iShares S&P Target Date 2015 Index Fund	11/04/08	1,160	882	N/A
iShares S&P Target Date 2020 Index Fund	11/04/08	1,199	859	N/A
iShares S&P Target Date 2025 Index Fund	11/04/08	1,144	946	N/A
iShares S&P Target Date 2030 Index Fund	11/04/08	1,097	820	N/A
iShares S&P Target Date 2035 Index Fund	11/04/08	939	759	N/A
iShares S&P Target Date 2040 Index Fund	11/04/08	1,026	745	N/A

Distributor.The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

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The following table sets forth the compensation paid by BFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended July 31, 2010	Distributor Compensation Paid During Fiscal Year Ended July 31, 2009	Distributor Compensation Paid During Fiscal Year Ended July 31, 2008
iShares S&P Conservative Allocation Fund	11/04/08	$13,329	$7,777	N/A
iShares S&P Moderate Allocation Fund	11/04/08	13,329	7,777	N/A
iShares S&P Growth Allocation Fund	11/04/08	13,329	7,777	N/A
iShares S&P Aggressive Allocation Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date Retirement Income Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2010 Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2015 Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2020 Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2025 Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2030 Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2035 Index Fund	11/04/08	13,329	7,777	N/A
iShares S&P Target Date 2040 Index Fund	11/04/08	13,329	7,777	N/A

Financial Intermediary Compensation. BFA and/or BTC and/or their respective subsidiaries (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general (“Payments”). BFA Entities make Payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make Payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients or for otherwise promoting the Funds and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC (“FBS”) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“ML”). Pursuant to BFA Entities’ arrangement with FBS, FBS has agreed to promote iShares funds to FBS’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the “Co-Branded Marketing Program”). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities’ arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

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Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or her Intermediary firm may receive. Any payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2010	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2009	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2008
iShares S&P Conservative Allocation Fund	11/04/08	$925	$ 189	N/A
iShares S&P Moderate Allocation Fund	11/04/08	1,083	293	N/A
iShares S&P Growth Allocation Fund	11/04/08	1,081	663	N/A
iShares S&P Aggressive Allocation Fund	11/04/08	1,604	918	N/A
iShares S&P Target Date Retirement Income Index Fund	11/04/08	248	31	N/A
iShares S&P Target Date 2010 Index Fund	11/04/08	160	43	N/A
iShares S&P Target Date 2015 Index Fund	11/04/08	335	43	N/A
iShares S&P Target Date 2020 Index Fund	11/04/08	379	42	N/A
iShares S&P Target Date 2025 Index Fund	11/04/08	259	69	N/A
iShares S&P Target Date 2030 Index Fund	11/04/08	630	50	N/A
iShares S&P Target Date 2035 Index Fund	11/04/08	283	37	N/A
iShares S&P Target Date 2040 Index Fund	11/04/08	376	39	N/A

None of the Funds paid any brokerage commissions to BlackRock, an affiliate of BFA, and a subsidiary of BTC, during the fiscal year ended July 31, 2010.

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The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

Fund	Fiscal Year Ended July 31, 2010	Fiscal Year Ended July 31, 2009
iShares S&P Conservative Allocation Fund	8%	6%
iShares S&P Moderate Allocation Fund	6%	7%
iShares S&P Growth Allocation Fund	5%	8%
iShares S&P Aggressive Allocation Fund	8%	12%
iShares S&P Target Date Retirement Income Index Fund	14%	19%
iShares S&P Target Date 2010 Index Fund	11%	19%
iShares S&P Target Date 2015 Index Fund	13%	17%
iShares S&P Target Date 2020 Index Fund	13%	15%
iShares S&P Target Date 2025 Index Fund	9%	9%
iShares S&P Target Date 2030 Index Fund	18%	12%
iShares S&P Target Date 2035 Index Fund	16%	9%
iShares S&P Target Date 2040 Index Fund	13%	10%

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 180 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

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In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to iShares Trust, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or such Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its

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nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2010:

Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
iShares S&P Conservative Allocation Fund	50,000	$1,418,500
iShares S&P Moderate Allocation Fund	50,000	1,453,000
iShares S&P Growth Allocation Fund	50,000	1,496,500
iShares S&P Aggressive Allocation Fund	50,000	1,576,000
iShares S&P Target Date Retirement Income Index Fund	50,000	1,458,000
iShares S&P Target Date 2010 Index Fund	50,000	1,512,000
iShares S&P Target Date 2015 Index Fund	50,000	1,544,000
iShares S&P Target Date 2020 Index Fund	50,000	1,564,500
iShares S&P Target Date 2025 Index Fund	50,000	1,569,000
iShares S&P Target Date 2030 Index Fund	50,000	1,575,000
iShares S&P Target Date 2035 Index Fund	50,000	1,571,500
iShares S&P Target Date 2040 Index Fund	50,000	1,581,500

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain of the Funds, the portfolio of securities required for purchase of a Creation Unit may not be identical to the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities (as

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defined below under Redemption of Shares in Creation Units), as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in-lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities.

The Trust reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. The Funds, are hereinafter referred to as “Domestic Funds.” The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

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All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of Funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BFA may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

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If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash-in-lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the cash-in-lieu portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional variable charges:

Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
iShares S&P Conservative Allocation Fund	$100	3.0%
iShares S&P Moderate Allocation Fund	100	3.0%
iShares S&P Growth Allocation Fund	100	3.0%
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Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
iShares S&P Aggressive Allocation Fund	100	3.0%
iShares S&P Target Date Retirement Income Index Fund	100	3.0%
iShares S&P Target Date 2010 Index Fund	100	3.0%
iShares S&P Target Date 2015 Index Fund	100	3.0%
iShares S&P Target Date 2020 Index Fund	100	3.0%
iShares S&P Target Date 2025 Index Fund	100	3.0%
iShares S&P Target Date 2030 Index Fund	100	3.0%
iShares S&P Target Date 2035 Index Fund	100	3.0%
iShares S&P Target Date 2040 Index Fund	100	3.0%

*	As a percentage of the value of amount invested.

Redemption of Shares in Creation Units. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the “Cash Redemption Amount”), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redeeming investor may be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as

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indicated in the chart below. The standard redemption transaction fee and the additional variable charge for cash-in-lieu redemptions are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional variable charges:

Fund	Standard Redemption Transaction Fee	Maximum Additional Variable Charge*
iShares S&P Conservative Allocation Fund	$100	2.0%
iShares S&P Moderate Allocation Fund	100	2.0%
iShares S&P Growth Allocation Fund	100	2.0%
iShares S&P Aggressive Allocation Fund	100	2.0%
iShares S&P Target Date Retirement Income Index Fund	100	2.0%
iShares S&P Target Date 2010 Index Fund	100	2.0%
iShares S&P Target Date 2015 Index Fund	100	2.0%
iShares S&P Target Date 2020 Index Fund	100	2.0%
iShares S&P Target Date 2025 Index Fund	100	2.0%
iShares S&P Target Date 2030 Index Fund	100	2.0%
iShares S&P Target Date 2035 Index Fund	100	2.0%
iShares S&P Target Date 2040 Index Fund	100	2.0%

*	As a percentage of the value of amount redeemed.

Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

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Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare

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and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. Long-term capital distributions from the Underlying Funds paid in December or, in certain cases, January in satisfaction of this rule will be subject to potential distribution by the Funds in the following calendar year.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first.

The following Funds had tax basis net capital loss carryforwards as of July 31, 2010, the tax year-end for the Funds:

Fund	Expiring 2018	Total
iShares S&P Growth Allocation Fund	$14,626	$14,626
iShares S&P Aggressive Allocation Fund	18,094	18,094

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Short-term capital gain earned by an Underlying Fund will be ordinary income when distributed to a Fund and will not be offset by the Fund’s capital losses.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of

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additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by an Underlying Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends received deduction for corporations.

Recent legislation will impose, beginning in 2013, a new 3.8% U.S. federal Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is

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not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. An Underlying Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require an Underlying Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause an Underlying Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Underlying Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Underlying Fund as a RIC.

An Underlying Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by an Underlying Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Underlying Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Underlying Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Underlying Fund.

As a result of entering into swap contracts, an Underlying Fund may make or receive periodic net payments. An Underlying Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Underlying Fund has been a party to the swap for more than one year). With respect to certain types of swaps, an Underlying Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. real estate investment trusts (“REITs”)) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom and Venezuela. Substitute payments received by a Fund for securities lent out by the Fund will not be qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before

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the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the Underlying Fund that paid the dividend or the Underlying Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Underlying Fund, the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction.Dividends paid by a Fund that are attributable to dividends received by the Fund from the Underlying Funds and that are attributable to dividends paid by U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at the Fund level, the Underlying Fund level and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by an Underlying Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund or Underlying Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time an Underlying Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Underlying Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Underlying Fund were to elect otherwise.

The Underlying Funds, if invested in non-U.S. securities, may be subject to non-U.S. income taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the

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Underlying Fund. Because each Fund will be invested primarily in Underlying Funds rather than non-U.S. stocks and securities, the Funds will not be able to pass through any non-U.S. tax credit to their shareholders.

Passive Foreign Investment Companies. If an Underlying Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If an Underlying Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Underlying Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Underlying Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Underlying Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an Underlying Fund may make a mark-to-market election that would result in the Underlying Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Underlying Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Underlying Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Underlying Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Underlying Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

An Underlying Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net-tax exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund. If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from a Fund attributable to a REIT’s distribution to a Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain

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on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

For taxable years beginning before January 1, 2010, distributions that a Fund designated as “short-term capital gain dividends” or “long-term capital gain dividends” would not have been treated as such to a recipient foreign shareholder if the distribution were attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder had not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions were subject to 30% withholding by a Fund and were treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution was treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2009 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. Although the provisions set forth in this paragraph have expired, legislation has been proposed under which these provisions would be extended for one year retroactive to January 1, 2010, although retroactivity would not apply to an obligation to withhold.

For taxable years beginning before January 1, 2010, properly-designated dividends were generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has expired, legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension, if enacted, would be applied retroactively.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to non-U.S. shareholders, unless such non-U.S. shareholders comply with certain reporting requirements to the IRS and/or a Fund as to identifying information (including name, address and taxpayer identification number) of direct and indirect U.S. owners. Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in a Fund.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2010. It is unclear at the current time whether these provisions will be extended into the future. Legislation has been proposed to allow for shareholder “look-through” to fund portfolio assets that are exempt from U.S. estate tax effective through December 31, 2010; this legislation, if enacted, would apply retroactively to deaths on or after January 1, 2010.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

65

Financial Statements

Each Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

Miscellaneous Information

Counsel.Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm.PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

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Appendix A

DESCRIPTION OF FIXED-INCOME RATINGS A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Moody’s Investors Service, Inc.

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such, may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or near, default with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the credit worthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

A-1

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Long-Term ObligationsAAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A ’C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

A-2

D: An obligation rated ’D’ is in payment default. The ’D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ’D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Short-Term Obligations

A-1: A short-term obligation rated ’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ’A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ’A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ’B’ is regarded as having significant speculative characteristics. Ratings of ’B-1’, ’B-2’, and ’B-3’ may be assigned to indicate finer distinctions within the ’B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ’B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ’B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ’B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ’C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ’D’ is in payment default. The ’D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-3

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

’B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

’CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk

’CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk

’C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ’AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ’B’.

“NR” indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Short-Term Obligations (Corporate and Public Finance)

Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

A-4

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D: Default.

Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Dominion Bond Rating Service Limited

Long-Term Obligations

AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Note: All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Commercial Paper and Short-Term Debt

R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very

A-5

high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

IS-SAI-DATE-1210

A-6